                                                                    EXHIBIT 10.1


                          PREMIERE TECHNOLOGIES, INC.
                          ---------------------------

              EXECUTIVE EMPLOYMENT AND INCENTIVE OPTION AGREEMENT
              ---------------------------------------------------


  THIS AGREEMENT is made and entered into by and between Premiere Technologies, Inc. (the "Company"), a Georgia corporation, and Jeffrey A. Allred (the "Executive"), effective as of July 24, 1997.

                                 BACKGROUND STATEMENT
                                 --------------------

  The Company and its subsidiaries are in the business of designing, developing, marketing and providing enhanced communications services. During the course of its operations the Company and its subsidiaries have developed, and expect to develop, trade secrets and methods of conducting business which are worthy of protection. The Executive has substantial knowledge of the Company's business through his representation of the Company as its outside general counsel. The Company considers it to be in its best interest to have the benefit of the Executive's services as provided in this Agreement, and the Executive is willing to render such services to the Company in accordance with the provisions of this Agreement.

  THEREFORE, in consideration of and reliance upon the foregoing background statement and the representations and warranties contained in this Agreement, the Company and the Executive agree to the following provisions:

                                 TERMS
                                 -----

Section 1. Duties.
           ------

  The Company hereby agrees to employ the Executive as its Executive Vice President of Strategic Development. The Executive will have the powers, duties and responsibilities from time to time assigned to him by the Company's board of directors (the "Board") or its Chief Executive Officer, and the Executive will report directly to the Chief Executive Officer of the Company. During the term of his employment under this Agreement, the Executive will devote substantially all of his business time to faithfully and industriously perform his duties and promote the business and best interests of the Company.

Section 2. Compensation.
           ------------

  Section 2.1. Base Salary.  During the term of the Executive's employment under
               -----------
this Agreement, the Company will pay the Executive a base salary at the annual rate of $200,000, payable in accordance with the Company's standard payroll practices. At the beginning of each year after 1998 during the term of this Agreement, the Executive will be entitled to an increase in his base salary equal to 5% of the previous year's base salary.

  Section 2.2. Initial Bonus. In recognition of the Executive's involvement in
               -------------
the Company's merger and acquisition activities during 1997, the Company shall pay the Executive a bonus of $50,000 on or before October 31, 1997.

  Section 2.3. Bonus Compensation. The Executive will also be entitled to any
               ------------------
bonus compensation provided for by resolution of the Board or its Compensation Committee.

  Section 2.4.  Stock Options.
                -------------

          Section 2.4.1. Issuance of Stock Options. The Company hereby grants to
                         -------------------------
     the Executive nonqualified stock options ("Options") having terms set forth in this Section 2.4, in accordance with the following vesting schedule:

              Vesting                            Number of
                Date                              Options
           ---------------                       ---------
           August 11, 1997                         150,000
           August 11, 1999                         150,000
           August 11, 2000                         150,000
                                                   -------
                                                   450,000
                                                   =======

          Section 2.4.2. Accelerated Vesting. Notwithstanding anything else
                         -------------------
     contained in this Agreement, the Executive will be vested immediately in all of the Options described in this Section 2.4 upon a Change in Control of the Company. For the purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following events:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities that are acquired in an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other person of which a majority of its voting power or its equity securities or equity interests are owned directly or indirectly by the Company (a "Subsidiary"), or (ii) the Company or any Subsidiary, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined), shall not constitute an acquisition for purposes for this clause (a); or

          (b) The individuals who, as of the date of this Agreement, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least 60% of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least 80% of the Incumbent Board, such new director shall for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c)  Approval by the shareholders of the Company of:

               (i) a merger, consolidation or reorganization involving the Company, unless:

                    (A) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such a merger, consolidation or reorganization, at least two-thirds of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

                    (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the Agreement providing for such merger, consolidation or reorganization constitute at least 80% of the members of the board of directors of the Surviving Corporation. (A transaction described in clauses (A) and (B) above shall hereinafter be referred to as a "Non-Control Transaction.")

                    (ii) A complete liquidation or dissolution of the Company;
                    or

                    (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding anything else contained in this Agreement or elsewhere, if the Executive voluntarily terminates his employment with the Company before the earlier of August 11, 1998 or a Change in Control of the Company then any vested but unexercised Options will be canceled as of the date of termination. If the Company terminates the Executive's employment after August 11, 1998, or if the Executive voluntarily terminates his employment with the Company after that date, then all Options that have not vested as of the date of termination will be canceled as of such date. Notwithstanding anything to the contrary in this Agreement, any termination of the Executive's employment by the Company prior to, but in anticipation of, a Change in Control shall be deemed to be a termination following a Change in Control and, in such event, all unvested Options shall immediately vest upon the date of termination and shall not be cancelled.

          Section 2.4.3. Disability. If during the term of the Executive's
                         ----------
     employment under this Agreement, the Executive, in the opinion of a majority of the Board (excluding the Executive if he is serving on the Board), as confirmed by competent medical evidence, becomes physically or mentally unable to perform his duties for a continuous period ("Disabled"), then the dates of vesting set forth in the above schedule will be changed to reflect a deferral equal to the period of the Disability. The Executive hereby agrees to submit himself for appropriate medical examination by a physician selected by the Company for the purposes of this Section 2.4.3.

          Section 2.4.4. Basic Option Terms. Each of the Options will entitle
                         ------------------
     the Executive to purchase one fully-paid, non-assessable share of Premiere Technologies, Inc. voting common stock at a price of $23.375, as adjusted (the "Exercise Price"), and will expire on August 11, 2005. The vested Options will be exercisable by the Executive delivering to the Company a written notice of exercise signed by the Executive, in substantially the form attached hereto as EXHIBIT A, together with (a) a check payable to the Company in the amount of the total Exercise Price for the shares being purchased, or (b) a promissory note in substantially the form attached hereto as EXHIBIT B in the principal amount of the total Exercise Price, or (c) a check and a promissory note in the aggregate amount of the total Exercise Price. Such promissory note shall be secured by a pledge of the shares being purchased with such note pursuant to a Stock Pledge Agreement in substantially the form attached hereto as EXHIBIT C. In the event any shares are purchased with a promissory note, the Executive shall execute an Irrevocable Proxy in substantially the form attached hereto as EXHIBIT D. In addition, in lieu of cash, all or any portion of the Exercise Price may be paid by the Executive tendering to the Company shares of the Company's common stock duly endorsed for transfer and owned by the Executive, or by authorization to the Company to withhold shares of the Company's common stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the fair market value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate fair market value of shares transferred over the aggregate Exercise Price). In addition to and at the time of payment of the Exercise Price, the Company may withhold, or require the Executive to pay to the Company in cash, the amount of any federal, state and local income, employment or other withholding taxes which the Company determines are required to be withheld under federal, state or local law in connection with the exercise of an Option; provided, however, that all or any portion of such tax obligations may, upon the election of the Executive, be paid by tendering to the Company whole shares of the Company's common stock duly endorsed for transfer and owned by the Executive, or by authorization to the Company to withhold shares of the Company's common stock otherwise issuable upon exercise of the Option, in either case in that number of shares of the Company's common stock having a fair market value on the date of exercise equal to the amount of such taxes thereby being paid. Each Option must be exercised in full. As soon as practicable after exercise of an Option by the Executive, the Company will deliver or cause to be delivered to the Executive certificates or a certificate representing the number of fully paid and non-assessable shares of voting common stock of the Company purchased. The Company will not issue fractional shares. Fractional calculations will be rounded up to the nearest number of whole shares. The Executive will be deemed a shareholder of record as of the date of exercise. The Company will at all times reserve and keep available sufficient authorized voting common stock for the exercise or conversion of all warrants, options and other securities it issues.

          Section 2.4.5. Registered Owner. Ownership of the Options will be
                         ----------------
     registered on the books of the Company and the Company will be entitled to treat the registered owner as the absolute owner of the Options for all purposes. The registered owner will not be entitled to any of the rights of a shareholder of the Company by virtue of owning Options. No transfer of the Options will be valid unless and until the Company has consented in writing to such transfer and the Company has received an instrument of transfer, in a form satisfactory to the Company and executed by the registered owner or an authorized agent, and the transfer is recorded by the Company. Transfers incident to the death of the Executive shall not require the Company's approval and the assignee of such Options shall have all rights as the Executive with respect to such Options.

          Section 2.4.6.  Adjustments.
                          -----------

               (a) Stock Dividends and Stock Splits. If after the date of this
                   --------------------------------
          Agreement the number of outstanding shares of the Company's common stock is increased by a stock dividend payable in shares of the Company's common stock or by a split-up of shares of the common stock, then, on the day following the date fixed for determination of holders of common stock entitled to receive the stock dividend or split-up, the number of shares issuable upon exercise of the Options will be increased in proportion to the increase in the number of outstanding shares and the Exercise Price will be correspondingly decreased.

               (b) Combination or Reclassification. If after the date of this
                   -------------------------------
          Agreement the number of outstanding shares of the Company's common stock is decreased by a combination or reclassification of shares of common stock, then, on the day after the effective date of the combination or reclassification, the number of shares issuable upon exercise of the Options will be decreased in proportion to the decrease in the number of outstanding shares and the Exercise Price will be correspondingly increased.

               (c) Reorganization. If after the date of this Agreement the
                   --------------
          Company effects any capital reorganization or reclassification of its common stock, or a consolidation or merger with another corporation, or the sale or other transfer of substantially all of its assets to another person or entity, then, as a condition to such transaction, the Company will make fair and lawful provision whereby the registered owner of the Options will have the right to purchase at the Exercise Price, in lieu of voting common stock of the

          Company, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of the Company's voting common stock equal to the number of shares of the Company voting common stock which the registered owner would be entitled to purchase at the applicable Exercise Price as of the effective date of such transaction. The Company will not effect any such transaction unless the resulting successor or purchasing entity (if not the Company) assumes by written instrument the obligation to deliver the applicable shares of stock, securities, or assets in accordance with the foregoing provision.

               (d) Notice of Adjustments. Within ten (10) days after the Board
                   ---------------------
          approves of an event which is likely to cause an adjustment to the Exercise Price, the Company will deliver written notice to the registered owner of the Options setting forth in reasonable detail the facts of the event and the expected calculation of the adjustment.

  Section 2.5.  Employee Benefits.  During the term of his employment under this
                -----------------
Agreement, the Executive will be entitled to participate in all employee benefit programs, including any pension, profit-sharing, or deferred compensation plans, any medical, health, dental, disability and other insurance programs and any fringe benefits, such as club dues, professional dues, the cost of an annual medical examination and the cost of professional fees associated with tax planning and the preparation of tax returns, on a basis at least equal to the other senior executives of the Company. In addition to such benefits, the Company will purchase and maintain a $1,000,000 term life insurance policy on the life of and in the name of the Executive, and such other insurance as the Board may determine. The Executive shall be the owner of such insurance policy and have all rights pursuant thereto, including, without limitation, the right to transfer ownership and designate beneficiaries. Notwithstanding anything else contained in this Agreement, after termination or expiration of his employment under this Agreement, the Executive will be entitled to participate for an additional eighteen (18) months in any medical, health, dental, disability or similar programs on the same basis as during his employment (including payment by the Company of the costs and expenses associated with such programs on the same terms as during the time the Executive was employed with the Company) and in meeting its obligations under this provision the Company will take all actions which may be necessary or appropriate to comply with criteria set forth by the Company's insurance carriers and other program providers (including the continued employment of the Executive in some nominal capacity, if necessary).

  Section 2.6.  Reimbursement of Expenditures.  The Company will reimburse the
                -----------------------------
Executive for all reasonable expenditures incurred by the Executive in the course of his employment or in promoting the interests of the Company, including expenditures for (i) transportation, lodging and meals during overnight business trips, (ii) business meals and entertainment, (iii) supplies and business equipment, (iv) long-distance telephone calls and (v) membership dues of business associations. Notwithstanding the foregoing, the Company will have no obligation to pay reimbursements under this Section 2.6 unless the Executive submits timely reports of his expenditures to the Company in the manner prescribed by the Board and the rules and regulations underlying Section 162 of the Internal Revenue Code (the "Code").

  Section 2.7. Transition Loan.  The Company will make a $200,000 loan to the
               ---------------
Executive, which will be paid to the Executive at his request, and which will be evidenced by a Promissory Note in substantially the form attached hereto as EXHIBIT E (the "Note"). The Company shall forgive 50% of the outstanding amount of the Note, including accrued interest thereon, on the first anniversary of the date of this Agreement if the Executive is employed by the Company on that date, and shall forgive the remaining amount of the Note, including accrued interest thereon, on the second anniversary of the date of this Agreement if the
Executive is employed by the Company on that date.   The foregoing
notwithstanding, if the Company terminates the Executive's employment without "cause" (as defined in Section 5.1 hereof), then in addition to any other rights or remedies the Executive may have, the entire amount of the Note then outstanding, including accrued interest thereon, will be forgiven by the Company. Likewise, the Loan will be forgiven in its entirety by the Company if there is a Change in Control of the Company, as that term is defined in Section
2.4.2 hereof.

  Section 2.8. Severance Pay.  If the Company terminates the Executive's
               -------------
employment under this Agreement without "cause" (as defined in Section 5.1 hereof), then in addition to any other rights or remedies the Executive may have, the Executive will be entitled to receive severance pay equal to two and one-half (2 1/2) times the Executive's base salary in effect at the date of termination, payable in accordance with the Company's standard payroll practices over the twelve (12) month period following the date of termination.

  Section 2.9.  Disability of Executive.  If during the term of the Executive's
                -----------------------
employment under this Agreement the Executive becomes Disabled, then for the first year of his Disability the Executive will receive his full base salary and for the next six months of his Disability he will receive one-half of his base salary. (The Company may satisfy this obligation in whole or in part by payments to the Executive provided through disability insurance.) The Company will not, however, be obligated to pay any salary to the Executive under this Section beyond expiration of his term of employment hereunder. Nor will the Company be obligated to pay bonus compensation or an automobile allowance with respect to the period of Disability. Bonus compensation in this circumstance will be a pro rata portion of the bonus the Executive would have earned absent the period of Disability based upon the number of days during the fiscal year the Executive was not Disabled. When the Executive is again able to perform his duties he will be entitled to resume his full position and salary. If the Executive's Disability endures for a continuous period of 18 months, then the Company may terminate the Executive's employment under this Agreement after delivery of ten days written notice. The Executive hereby agrees to submit himself for appropriate medical examination by a physician selected by the Company for the purposes of this Section 2.9.

  Section 2.10.  Death of Executive.  In addition to any other rights and
                 ------------------
benefits inuring to the estate of the Executive upon his death under this Agreement, any benefit plan maintained by the Company or otherwise, within forty-five days after the Executive's death during the term of this Agreement, the Company will pay to the Executive's estate, or his heirs, the amount of any accrued and unpaid base salary (determined as of the date of death) and accrued and unpaid bonus compensation determined as if the Company's fiscal year ended at the date of death. In addition, the Company will pay to the Executive's spouse (or if she is not alive, to his estate or heirs) a death benefit of $5,000.

  Section 2.11.  Automobile Allowance.  During the term of his employment under
                 --------------------
this Agreement, the Company will pay the Executive a monthly automobile allowance of $1,000.

  Section 2.12.  Vacation.  The Executive will be entitled to three weeks paid
                 --------
vacation annually. Unused vacation time will accumulate and carryover to subsequent years. Any unused vacation at the date of termination of this Agreement (for any reason) will be paid to the Executive.

Section 3. Certain Additional Payments by the Company.
           ------------------------------------------

     Section 3.1. Amount of Additional Payment. Anything in this Agreement to
                  ----------------------------
the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

     Section 3.2. Determinations. Subject to the provisions of Section 3.3, all
                  --------------
determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Arthur Andersen LLP or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within fifteen
(15) business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the change in control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 3, shall be paid by the Company to the Executive within five (5) days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 3.3 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

     Section 3.3. Contest of Claims. The Executive shall notify the Company in
                  -----------------
writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the thirty (30)day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 3.3, the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     Section 3.4. Refunds. If, after the receipt by the Executive of an amount
                  -------
advanced by the Company pursuant to Section 3.3, the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 3.3) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 3.3, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

Section 4.  Term of Employment.
            ------------------

  The Executive's initial term of employment under this Agreement will begin on August 11, 1997 and will expire on August 11, 2002. The initial term of employment will automatically renew for an additional one-year period upon the foregoing expiration, and thereafter upon the expiration of any renewal term provided by this Section 4, unless the Company or the Executive provides written notice to the other party at least thirty (30) days prior to expiration that such party does not want this Agreement to renew.

Section 5.  Termination of Employment.
            -------------------------

  Section 5.1. Termination by the Company. The Company may terminate the
               --------------------------
Executive's employment under this Agreement only for "cause" amounting to gross, continuing and willful malconduct, misconduct or non-performance, having a substantial, adverse effect upon the Company, or for Disability, as described in
Section 2.9 of this Agreement. No act or failure to act by the Executive will be considered "willful" unless done or not done in bad faith and without reasonable belief that the Executive's action or omission was in the best interests of the Company. Termination for cause will not be effective unless the Company delivers to the Executive thirty (30) days advance written notice setting forth in reasonable detail the allegations of cause, and the Executive does not correct the acts or omissions documented in such notice within such 30-day period. For purposes of this Agreement, any significant change to the Executive's title, his powers, duties or responsibilities, or his employee benefits or working conditions, or any relocation of his workplace outside of Atlanta, Georgia, will, at the option of the Executive, constitute a termination of his employment by the Company without cause. Notwithstanding anything else contained in this Agreement, if, for any reason whatsoever, the Company terminates the Executive's employment, then the Company will reimburse the Executive for all reasonable costs and expenses incurred by him (including attorneys' fees, court costs and the costs of paralegal and other legal or investigative support personnel) connected with investigating, preparing, defending or appealing any litigation or similar proceeding arising out of this Agreement, whether commenced or threatened. Such reimbursements will be paid in advance of the final disposition of such litigation within 10 days after the Executive submits requests for reimbursement along with supporting invoices.

  Section 5.2. Termination by the Executive.  The Executive may terminate his
               ----------------------------
employment under this Agreement thirty (30)days after giving written notice to the Company. If the Executive terminates his employment under this Agreement, then he will be entitled to pro rata portions of his base salary and bonus compensation with respect to the fiscal year in which the termination occurs (based on the number of days the Executive is employed by the Company during such fiscal year) as well as any accrued but unpaid compensation.

Section 6.  Restrictive Covenants.
            ---------------------

  Section 6.1.  Prohibited Activities.  During the term of his employment under
                ---------------------
this Agreement and for a period of one (1) year thereafter, the Executive will not, as a shareholder, owner, operator, employee, partner, independent contractor, consultant, lender, financier, officer, director or by any other means whatsoever participate in any of the following activities:

          (i) Engage in or be associated with any business that directly or indirectly competes with the Company with respect to enhanced communications services;

          (ii) Induce any person who is an employee, officer, agent, affiliate, supplier, client or customer of the Company to terminate such relationship or refuse to do business with the Company; or

          (iii) Solicit, direct, take away, serve, interfere with, or endeavor to entice away from the Company any person, company, firm, institution, or other entity that has purchased products or services from the Company.

  Section 6.2.  Trade Secrets.  The Executive acknowledges and recognizes that
                -------------
during his employment with the Company (including periods prior to the date of this Agreement when he represented the Company as its outside general counsel) he may acquire (or may have acquired) secret or confidential information, knowledge, or data with respect to the business or products of the Company which may provide advantage to the Company over others not having such information. During his employment hereunder and for a period of one (1) year thereafter, the Executive will not communicate, disclose or divulge any such secret or confidential information to the detriment of the Company. Following the termination of the Executive's employment hereunder, the provisions of this
Section 6.2 shall not apply to any information that (a) was known to the Executive prior to the Company retaining his law firm to represent the Company or (b) becomes generally available to the telecommunications industry other than as a result of disclosure by the Executive.

  Section 6.3. Property of the Company.  The Executive acknowledges that all
               -----------------------
confidential information relating to computer software or hardware currently utilized by the Company or incorporated into its products and all such information the Company currently plans to utilize or incorporate into its products is the exclusive property of the Company. Furthermore, the Executive agrees that all discoveries, inventions, creations and designs of the Executive during the course of his employment pursuant to this Agreement will be the exclusive property of the Company.

  Section 6.4.  Remedies.  In the event the Executive violates or threatens to
                --------
violate the provisions of this Section 6, damages at law will be an insufficient remedy and the Company will be entitled to equitable relief in addition to any other remedies or rights available to the Company and no bond or security will be required in connection with such equitable relief.

  Section 6.5.  Counterclaims.  The existence of any claim or cause of action
                -------------
the Executive may have against the Company will not at any time constitute a defense to the enforcement by the Company of the restrictions or rights provided by this Section 6.

Section 7.  Service as Director.
            -------------------

  The Executive agrees to be nominated to serve as a director of the Company, and subject to his election by the shareholders, to serve as a director.

Section 8.  Indemnification.
            ---------------

  Section 8.1.  Non-Derivative Actions.  The Company will indemnify the
                ----------------------
Executive if he becomes a party to any proceeding (other than an action by, or in the right of, the Company), by reason of the fact that he is or was a director, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal, provided he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent will not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in, and not opposed to, the best interests of the Company or, with respect to any criminal proceeding, had reasonable cause to believe that his conduct was unlawful.

  Section 8.2.  Derivative Actions.  The Company will indemnify the Executive if
                ------------------
he becomes a party to any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the Board, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal; provided that he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company.

  Section 8.3.  Advancement of Expenses.  Expenses incurred by the Executive in
                -----------------------
defending a civil or criminal proceeding described in this Section 8 will be paid by the Company in advance of the final disposition of the proceeding within ten (10) days after the Executive submits a request for payment; provided however, that the Executive has undertaken in writing to repay such amounts if he is ultimately found not to be entitled to indemnification by the Company.

  Section 8.4.  Non-Exclusivity; Continuity.  The indemnification provided for
                ---------------------------
by this Agreement will not be exclusive and the Company may make any other indemnification allowed by law. The indemnification provided for by this Agreement will continue after the Executive has ceased to be a director, officer, employee, or agent of the Company or ceases to serve at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise and will inure to the Executive's heirs, executors, and administrators.

  Section 8.5.  No Subrogation.  The indemnification provided for by this
                --------------
Agreement will be personal in nature and the Company will not have any liability under this Section 8 to any insurer or any person, corporation, partnership, trust or association or other entity (other than heirs, executors or administrators) by reason of subrogation, assignment, or succession by any other means to the claim of the Executive.

Section 9.  Compliance With Other Agreements.
            --------------------------------

  The Executive represents and warrants to the Company that he is free to enter this Agreement and that the execution of this Agreement and the performance of the obligations under this Agreement will not, as of the date of this Agreement or with the passage of time, conflict with, cause a breach of or constitute a default under any agreement to which the Executive is a party or may be bound.

Section 10.  Severability.
             ------------

  Every provision of this Agreement is intended to be severable. If any provision or portion of a provision is illegal or invalid, then the remainder of this Agreement will not be affected. Moreover, any provision of this Agreement which is determined to be unreasonable, arbitrary or against public policy will be modified as necessary so that it is not unreasonable, arbitrary or against public policy.

Section 11.  Waivers.
             -------

  A waiver by a party to this Agreement of any breach of this Agreement by the other party will not operate or be construed as a waiver of any other breach or of the same breach on a future occasion. No delay or omission by either party to enforce any rights it may have under this Agreement will operate or be construed as a waiver.

Section 12.  Modification.
             ------------

  This Agreement may not be modified or amended except by a writing signed by both parties.

Section 13.  Headings.
             --------

  The various headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of any of the provisions of this Agreement.

Section 14.  Counterparts.
             ------------

  This Agreement may be executed in several counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

Section 15.  Number and Pronouns.
             -------------------

  Wherever from the context it appears appropriate, each term stated in either the singular or the plural will include the singular and the plural and pronouns stated in the masculine, feminine or neuter gender will include the masculine, feminine and neuter genders.

Section 16.  Survival of Representations and Warranties.
             ------------------------------------------

  The respective representations and warranties of the parties to this Agreement will survive the execution of this Agreement and continue without limitation.

Section 17.  Assignment; Binding Effect.
             --------------------------

  Neither this Agreement nor any right or interest hereunder shall be assignable by either the Executive or the Company without the other party's prior written consent; provided, however, that nothing in this Section 17 shall preclude (a) the Executive from designating a beneficiary to receive any benefits payable hereunder upon his death, or (b) the executors, administrators or other legal representatives of the Executive or his estate from assigning any rights hereunder to the person or persons entitled thereto.

  In addition, at the request of the Executive, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession will be a breach of this Agreement and will entitle the Executive to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if his employment was terminated by the Company without cause.

  Except as otherwise provided herein, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, administrators, executors, successors and assigns.

Section 18.  Waiver of Jury.
             --------------

  With respect to any dispute which may arise in connection with this Agreement each party to this Agreement hereby irrevocably waives all rights to demand a jury trial.

Section 19.  Entire Agreement.
             ----------------

  With respect to its subject matter, this Agreement constitutes the entire understanding of the parties superseding all prior agreements, understandings, negotiations and discussions between them, whether written or oral, and there are no other understandings, representations, warranties or commitments with respect thereto.

Section 20.  Governing Law; Venue.
             --------------------

  This Agreement will be governed by and interpreted in accordance with the substantive laws of the State of Georgia without reference to conflicts of law. Venue for the purposes of any litigation in connection with this Agreement will lie solely in the state court in and for Fulton County, Georgia or the United States District Court in and for the Northern District of Georgia.

Section 21.  Notices.
             -------

  Any notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and delivered when delivered in person, two (2) days after being mailed postage prepaid by certified or registered mail with return receipt requested, or when delivered by overnight delivery service or by facsimile to the recipient at the following address or facsimile number, or to such other address or facsimile number as to which the other party subsequently shall have been notified in writing by such recipient:

  If to the Company:

          Premiere Technologies, Inc.
          3399 Peachtree Road
          The Lenox Building
          Suite 600
          Atlanta, GA 30326
          Attn: Chief Executive Officer
          Facsimile:  (404) 262-8540

  If to the Executive:

          Jeffrey A. Allred
          100 Inman Circle
          Atlanta, Georgia 30309

  The parties have executed this Agreement effective as of the 24th day of July, 1997.

                                        PREMIERE TECHNOLOGIES, INC.



                                        By: /s/ Boland T. Jones
                                           -----------------------------
                                           Boland T. Jones


                                        THE EXECUTIVE

                                           /s/ Jeffrey A. Allred
                                           -----------------------------
                                           Jeffrey A. Allred

                                   EXHIBIT A

                                 [DATE]

Premiere Technologies, Inc.

-------------------------
-------------------------

     RE:  EXERCISE OF STOCK OPTION

To whom it may concern:

  The undersigned, Jeffrey A. Allred, pursuant to that certain Executive Employment and Incentive Option Agreement dated as of July 24, 1997, by and between Premiere Technologies, Inc. ("PTEK") and the undersigned (the "Agreement"), hereby exercises the options granted under the Agreement for the following number of option shares, subject to the terms and conditions of the
Agreement:

     Number of option shares being purchased       _______________

     Total purchase price                          $______________

     Purchase price paid by check                  $______________

     Purchase price paid by promissory note        $______________

     Purchase price paid by tendering or
          withholding PTEK stock                   $______________


                                        Very truly yours,



                                        Jeffrey A. Allred

                                   EXHIBIT B

                                 PROMISSORY NOTE

$____________                                                            [DATE]


  JEFFREY A. ALLRED (hereinafter referred to as "Debtor"), for value received, hereby promises to pay to the order of PREMIERE TECHNOLOGIES, INC., a Georgia corporation (hereinafter referred to as "Payee"), the principal sum of _____________________DOLLARS ($_____________) on [the tenth anniversary], together with interest on the unpaid principal balance at the rate of _______________percent (_____%) [the applicable Federal rate under I.R.C. (S) 1274(d) in effect on the date of this Note] per annum, compounded annually. Any principal of or interest on this Note not paid when due shall bear interest after such due date until paid at the rate of ______________________percent (____%) [two points higher than the primary interest rate] per annum, and Debtor shall pay all costs of collection. The principal hereof and the interest thereon are payable at 3399 Peachtree Road, The Lenox Building, Suite 600, Atlanta, Georgia 30326, or at such other place as Payee may from time to time designate to Debtor in writing, in coin or currency of the United States of America.

  PREPAYMENT. Debtor may, at any time and from time to time, prepay all or any portion of the principal of this Note remaining unpaid, without penalty or premium. In the event Debtor sells any of the shares of $.01 par value common stock of Payee that are held by Payee pursuant to the Stock Pledge Agreement described hereinbelow, Debtor shall prepay a portion of this Note in an amount equal to the after-tax proceeds received by Debtor from the sale of such shares. Prepayments shall be applied first to the payment of accrued but unpaid interest on this Note and the balance to principal.

  EVENTS OF DEFAULT. If any of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise), then this Note shall thereupon be and become due and payable, without any further notice or demand of any kind whatsoever, all of which are hereby expressly waived:

   (a) If Debtor defaults in the payment of principal or interest on this Note when and as the same shall become due and payable and such default continues for twenty (20) days after Debtor receives notice from Payee of such default; or

   (b) If Debtor makes an assignment for the benefit of creditors or admits in writing his inability to pay his debts generally as they become due; or

   (c) If an order, judgment or decree is entered adjudicating Debtor bankrupt or insolvent; or

   (d) If Debtor petitions or applies to any tribunal for the appointment of a trustee or receiver of Debtor, or of any substantial part of the assets of Debtor, or commences any proceedings relating to Debtor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

   (e) If any such petition or application is filed, or any such proceedings are commenced, against Debtor, and Debtor by any act indicates his approval thereof, consent thereto, or acquiescence therein, or an order is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order remains unstayed and in effect for more than ninety (90) days.

  SECURITY. This Note is being executed and delivered pursuant to, and is subject to the terms and conditions of, that certain Executive Employment and Incentive Option Agreement by and between Payee and Debtor dated July 24, 1997, and this Note is secured by a pledge of shares of $.01 par value common stock of Payee pursuant to that certain Stock Pledge Agreement by and between Payee and Debtor of even date herewith.

  WAIVER. Any failure on the part of Payee at any time to require the performance by Debtor of any of the terms or provisions hereof, even if known, shall in no way affect the right thereafter to enforce the same, nor shall any failure of Payee to insist on strict compliance with the terms and conditions hereof be taken or held to be a waiver of any succeeding breach or of the right of Payee to insist on strict compliance with the terms and conditions hereof.

  TIME.  Time is of the essence.

  NOTICES. All notices, requests, demands and other communications to Debtor hereunder shall be in writing and shall be deemed to have been duly given and delivered when delivered in person, when mailed postage prepaid by registered or certified mail with return receipt requested, or when delivered by overnight delivery service to __________________________, or to such other address as Debtor may designate to Payee in writing.

  APPLICABLE LAW. This Note shall be governed by, and enforced and interpreted in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, Debtor has executed this Note under seal as of the date first set forth above.


                                        _________________________ (L.S.)
                                        JEFFREY A. ALLRED

                                   EXHIBIT C

                             STOCK PLEDGE AGREEMENT



     THIS STOCK PLEDGE AGREEMENT is made and entered into as of the ____ day of __________, 199__, by and between JEFFREY A. ALLRED (the "Pledgor") and PREMIERE TECHNOLOGIES, INC., Georgia corporation (the "Secured Party").

                              W I T N E S E E T H:

     WHEREAS, the Pledgor has purchased from the Secured Party __________ shares of the $.01 par value common stock (the "Shares") of Secured Party; and

     WHEREAS, as consideration for the purchase of the Shares Pledgor has delivered a Promissory Note of even date herewith (the "Note") to the Secured Party in the principal amount of ________________________________________
Dollars ($__________); and

     WHEREAS, to secure the payment of all obligations of the Pledgor under the Note, the Pledgor has agreed to pledge to the Secured Party, and to grant the Secured Party a security interest in, __________ of the Shares;

     NOW, THEREFORE, for and in consideration of the premises and the agreements and covenants contained herein, the parties hereto agree as follows:

     1. SECURITY INTEREST. The Pledgor hereby unconditionally grants and assigns to the Secured Party, its successors and assigns, a continuing security interest in and security title to the Shares. The Pledgor has delivered to and deposited with the Secured Party certificates representing the Shares and stock powers endorsed in blank, as security for (i) payment of all obligations of the Pledgor to the Secured Party under the Note, or any extension, renewal, amendment or modification thereof, and (ii) all obligations of the Pledgor to the Secured Party hereunder. Beneficial ownership of the Shares, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence of a Default pursuant to Section 3 hereof.

     2. REPRESENTATION AND WARRANTY. The Pledgor hereby represents and warrants to the Secured Party that except for the security interest created hereby, the Pledgor owns the Shares free and clear of all liens, claims and encumbrances, and has the unencumbered right to pledge the Shares.

     3. DEFAULT. Upon the occurrence of an Event of Default under the Note, or if the Pledgor shall fail to perform or observe any provision of this Agreement and such failure shall continue for thirty (30) days after notice is given by the Secured Party to the Pledgor of such failure (any of such occurrences being hereinafter referred to as a

"Default"), the Secured Party shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

     (a) to receive all amounts payable in respect of the Shares otherwise payable to the Pledgor, and to exercise all of the rights, powers and remedies of the Pledgor with respect to such payments;

     (b) to transfer all or any part of the Shares into the Secured Party's name or the name of its nominee or nominees;

     (c) to vote all or any part of the Shares (whether or not transferred into the name of the Secured Party) and give all consents, waivers and ratifications in respect of the Shares and otherwise act with respect thereto as though it were the outright owner thereof;

     (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Shares in one or more blocks, or any interest therein, at any public or private sale at any exchange or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof (all of which are hereby expressly and irrevocably waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Secured Party in its sole discretion may determine; the Pledgor agrees that to the extent that notice of sale shall be required by law that at least five (5) business days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; the Secured Party shall not be obligated to make any sale of the Shares regardless of notice of sale having been given; the Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned; the Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Shares, whether before or after sale hereunder, and all rights, if any, of marshalling the Shares; at any such sale, unless prohibited by applicable law, the Secured Party may bid for and purchase all or any part of the Shares so sold free from any such right or equity of redemption; and the Secured Party shall not be liable for failure to collect or realize upon any or all of the Shares or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

     (e) generally, to take all such other action as the Secured Party in its sole discretion may determined as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 3 and which the Secured Party may or can be do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

     4. APPLICATION OF PROCEEDS. The proceeds of the public or private sale or other disposition shall be applied (a) to the costs incurred in connection with the sale; (b) to any unpaid Interest which may have accrued on any obligations secured hereby; (c) to any unpaid principal on any obligations secured hereby; and (d) to damages incurred by the Secured Party by reason of any breach secured against hereby, in such order as the Secured Party may determine, and any remaining proceeds shall be paid over to the Pledgor or others as provided by law. In the event the proceeds of the sale or other disposition of the Shares are insufficient to pay such expenses, interest, principal, obligations and damages, the Pledgor shall remain liable to the Secured Party for any such deficiency.

     5. ADDITIONAL RIGHTS OF SECURED PARTY. In addition to its rights and privileges under this Agreement, the Secured Party shall have all the rights, powers and privileges of a secured party under the Georgia Uniform Commercial Code.

     6.  RETURN OF SHARES TO PLEDGOR.

     (a) Upon payment in full of all principal and interest on the Note, this Agreement shall terminate and the Secured Party shall return to the Pledgor all of the then remaining Shares.

     (b) Within (10) days after the Secured Party's receipt of a written request from the Pledgor, the Secured Party shall deliver to the Pledgor a written release of its security interest in up to the number of Shares representing the equivalent value of the principal reduction of the Note to the date of such request, based on the market value of the Shares being released. The request shall state the number of Shares to be released, and the release shall be in the form attached hereto as Annex 1. Within the aforesaid 10-day period, the Secured Party also shall tender to the Company the certificate(s) representing the pledged Shares to be released, along with written instructions to the Company to cancel such certificate(s) and issue a new certificate(s) to the Secured Party representing the remaining Shares subject to this Agreement and a new certificates to the Pledgor representing the Shares released.

     7.  VOTING RIGHTS.

     (a) For so long as any of the obligations secured hereby remain unpaid, after a Default, (i) the Secured Party may exercise all voting rights, and all other ownership or consensual rights of the Shares, but under no circumstances is the Secured Party obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Secured Party the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Shares in any manner the Secured Party seems advisable for or against all matters submitted or which nay be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

     (b) For so long as the Pledgor shall have the right to vote the Shares, the Pledgor covenants and agrees that it will not, without the prior written consent of the Secured Party, vote or take any consensual action with respect to the Shares which would constitute a default under this Agreement.

     8. ASSIGNMENT. The Pledgor shall not transfer, assign or otherwise dispose of its beneficial interest in any of the Shares without the prior written consent of the Secured Party.

     9. NOTICES. Any notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given and delivered when delivered in person, when mailed postage prepaid by registered or certified mail with return receipt requested, or when delivered by overnight delivery service to the recipient at the address set forth below, or to such other address as to which the other party has been subsequently notified in writing by such recipient.

Pledgor:                                Secured Party:
Jeffrey Al. Allred                      Premiere Technologies, Inc.
_____________________________           _______________________________
_____________________________           _______________________________
_____________________________           _______________________________
                                        Attention:  President

     10. APPLICABLE LAW; BINDING AGREEMENT. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Georgia. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the Pledgor and the Secured Party with respect to the matters addressed herein and may not be modified except by a writing executed by the Secured Party and Pledgor. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

     11. SEVERABILITY. If any Section or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such Section or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                         PLEDGOR:


                         -----------------------------------
                         JEFFREY A. ALLRED



                         SECURED PARTY:
                         PREMIERE TECHNOLOGIES, INC.


                         By:
                            --------------------------------

                              Title:
                                    ------------------------

                                    ANNEX 1

                                    [Date]



Mr. Jeffrey A. Allred
____________________
____________________
____________________


Dear _______________:

          The undersigned acknowledges receipt of principal payments totaling $__________ pursuant to that certain Promissory Note dated _______________, in the original principal amount of $__________, payable by you to the undersigned, and the undersigned hereby releases __________ shares of $.01 par value common stock of the undersigned from the security interest granted to the undersigned in accordance with the terms and conditions of that certain Stock Pledge Agreement dated _______________, by and between you and the undersigned.

                              Sincerely,

                              PREMIERE TECHNOLOGIES, INC.


                              By:
                                 ---------------------------
                              Title:
                                    ------------------------

                                   EXHIBIT D

                               IRREVOCABLE PROXY

  The undersigned shareholder of Premiere Technologies, Inc., a Georgia corporation ("Premiere"), hereby irrevocably appoints the Chief Executive Officer of Premiere as the sole and exclusive proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to _______ shares of the $.01 par value common stock of Premiere (the "Shares") in accordance with the terms of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to the Shares are hereby revoked, and the undersigned agrees not to grant any subsequent proxies with respect to any Share prior to the date on which such Share is returned to the undersigned pursuant to Section 6 of that certain Stock Pledge Agreement by and between the undersigned and Premiere of even date (the "Pledge Agreement"); provided, that the undersigned has granted a conditional proxy pursuant to Section 7 of the Pledge Agreement, which proxy will override the proxy granted herein.

  This Proxy is irrevocable, is coupled with an interest, and is granted pursuant to that certain Executive Employment and Incentive Option Agreement dated as of July 24, 1997, by and between Premiere and the undersigned. This Proxy will terminate with respect to a Share upon its return to the undersigned pursuant to Section 6 of the Pledge Agreement (the "Expiration Date").

  The proxy named above is hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, but subject to Section 7 of the Pledge Agreement, to act as the undersigned's proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares at every annual, special or adjourned meeting of the shareholders of Premiere, and in every written consent in lieu of such a meeting.

  Dated this ______ day of _____________, 19___.


                                        ______________________________
                                        JEFFREY A. ALLRED

                                   EXHIBIT E

                                PROMISSORY NOTE

$200,000.00                                                     ________, 1998


  JEFFREY A. ALLRED (hereinafter referred to as "Debtor"), for value received, hereby promises to pay to the order of PREMIERE TECHNOLOGIES, INC., a Georgia corporation (hereinafter referred to as "Payee"), the principal sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00), on _________, 2000, together with interest on the unpaid principal balance at the rate of __________ percent (_____%) per annum [the applicable Federal rate under I.R.C. (S) 1274(d) in effect on the date of this Note], compounded annually. Any principal of or interest on this Note not paid when due shall bear interest after such due date until paid at the rate of _____________ percent (_____%) per annum [two points higher than the primary interest rate], and Debtor shall pay all costs of collection. The principal hereof and the interest thereon are payable at 3399 Peachtree Road, Suite 600, Atlanta, GA 30326, or at such other place as Payee may from time to time designate to Debtor in writing, in coin or currency of the United States of America.

  PREPAYMENT. Debtor may, at any time and from time to time, prepay all or any portion of the principal of this Note remaining unpaid, without penalty or premium.

  EVENTS OF DEFAULT. If any of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise), then this Note shall thereupon be and become, forthwith due and payable, without any further notice or demand of any kind whatsoever, all of which are hereby expressly waived:

     (a) If Debtor defaults in the payment of principal or interest on this Note when and as the same shall become due and payable and such default continues for ten (10) days after Debtor receives notice from Payee of such default; or

     (b) If Debtor makes an assignment for the benefit of creditors or admits in writing her inability to pay his debts generally as they become due; or

     (c) If an order, judgment or decree is entered adjudicating Debtor bankrupt or insolvent; or

     (d) If Debtor petitions or applies to any tribunal for the appointment of a trustee or receiver of Debtor, or of any substantial part of the assets of Debtor, or commences any proceedings relating to Debtor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or

     (e) If any such petition or application is filed, or any such proceedings are commenced, against Debtor, and Debtor by any act indicates its approval thereof, consent thereto, or acquiescence therein, or an order is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order remains unstayed and in effect for more than ninety
(90) days.

  CANCELLATION OF DEBT. If Debtor is employed by Payee on August 11, 1998, one-half (1/2) of the unpaid principal of this Note and all accrued interest thereon shall be cancelled, and if Debtor is employed by Payee on August 11, 1999, the balance of the unpaid principal of this Note and all accrued interest thereon shall be cancelled. If Debtor's employment is terminated by Payee without "cause" or if there is a "Change in Control" (as defined in Debtor's Executive Employment and Incentive Option Agreement with Payee) prior to August 11, 1999, then the entire amount of the unpaid principal of this Note and all accrued interest thereon shall be cancelled as of the termination date.

  WAIVER. Any failure on the part of Payee at any time to require the performance by Debtor of any of the terms or provisions hereof, even if known, shall in no way affect the right thereafter to enforce the same, nor shall any failure of Payee to insist on strict compliance with the terms and conditions hereof be taken or held to be a waiver of any succeeding breach or of the right of Payee to insist on strict compliance with the terms and conditions hereof.

  TIME.  Time is of the essence.

  NOTICES. All notices, requests, demands and other communications to Debtor hereunder shall be in writing and shall be deemed to have been duly given and delivered when delivered in person, when mailed postage prepaid by registered or certified mail with return receipt requested, or when delivered by overnight delivery service to 100 Inman Circle, Atlanta, GA 30309, or to such other address as Debtor may designate to Payee in writing.

  APPLICABLE LAW. This Note shall be governed by, and enforced and interpreted in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, Debtor has executed this Note under seal as of the date first set forth above.


  _________________________(L.S.)
  JEFFREY A. ALLRED

                                       3